Exhibit 13.2

Certification by the Principal Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Skyline Builders Group Holding Limited (the “Company”) on Form 20-F for the fiscal year ended March 31, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sze Man Chan, interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge::

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 17, 2026

By:	/s/ Sze Man Chan
Name:	Sze Man Chan
Title:	Interim Chief Financial Officer